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                                                                  Exhibit 10.3


                 SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

         THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment"),
                                                                  ---------
dated as of May 31, 2007, is between SOLUTIA INC., a Delaware corporation (the "Seller"), and THERMPHOS TRADING GMBH, a Swiss company (the "Buyer").
 ------                                                      -----

         WHEREAS, the Seller and the Buyer have entered into that certain Asset Purchase Agreement dated as of March 11, 2007 (as amended by that First Amendment to the Asset Purchase Agreement, dated as of March 13, 2007, the "Purchase Agreement") pursuant to which the Buyer has agreed to purchase
 ------------------
assets of the Seller and its Affiliates (as defined in the Purchase Agreement) that are used or held for use exclusively in the Business (as defined in the Purchase Agreement); and

         WHEREAS, the parties hereto desire to amend the Purchase Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises, and the covenants, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted; the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition
            -----------
shall have their respective meanings assigned in the Purchase Agreement.

         2. DEFINITION OF "ANCILLARY AGREEMENTS". The definition of "Ancillary
            ------------------------------------
Agreements" in Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                     "Ancillary Agreements" means, collectively, the Bills of
                      --------------------
            Sale, the Assumption Agreements, the Employee Letter, the Lease and Operating Agreement, the Lease Agreements, the Transition Services Agreement, the Italian Letter Agreement, the Trademark Assignment Agreements, the Patent Assignment Agreements, the Premises Lease and Services Agreements and such other documents, agreements, deeds, instruments of sale, transfer and conveyance as are required to be delivered by a Party pursuant to the terms of this Agreement and are actually delivered by such Party.

         3. DEFINITION OF "BUSINESS EMPLOYEES". The definition of "Business
            ----------------------------------
Employees" is hereby amended by adding the words "but excluding in all cases the Excluded Business Employee" after the words "regardless of the company payroll on which such individuals are listed" in such definition.

         4. DEFINITION OF "EMPLOYEE LETTER". The definition of "Employee
            -------------------------------
Letter" in Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                     "Employee Letter" means that certain letter dated as of
                      ---------------
            the date hereof between the Seller and the Buyer with respect to certain Business


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            Employee related matters (as such letter may be amended, restated
            or otherwise modified from time to time in writing executed by both parties thereto).

         5. DEFINITION OF "TRANSFERRING AFFILIATE". The definition of
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"Transferring Affiliate" in Section 1.1 is hereby amended and restated in its entirety as follows:

                     "Transferring Affiliate" means (i) an Affiliate of the
                      ----------------------
            Seller that will be transferring Transferred Assets pursuant to this Agreement, (ii) Solutia Australia Pty. Ltd., (iii) Solutia (Thailand) Ltd. or (iv) Solutia South Africa (Pty.) Ltd ., as the case may be.

         6. NEW DEFINITIONS. Section 1.1 of the Purchase Agreement is hereby
            ---------------
amended by adding the following new definitions in Section 1.1 of the Purchase Agreement in their proper alphabetical order:

                     "Excluded Business Employee" means the individual listed
                      --------------------------
            on Schedule 5 to the Employee Letter.

                     "GE Lease" means that certain Car Leasing Agreement
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            8180-83 (Rider No. 45) between the Seller and General Electric
            Railcar Services with respect to 16 railcars (and shall not be deemed to include any other Rider to such Car Leasing Agreement).

                     "Italian Letter Agreement" means that certain letter
                      ------------------------
            agreement by and among the Seller, the Buyer and Solutia Italy regarding certain matters related to the transfer of Transferred Assets held by Solutia Italy.

                     "P4 Working Fund" means the "Working Fund" (as such term
                      ---------------
            is defined in that certain Supply Agreement, dated as of May 31, 2000, by and between the Seller, P4 Production, LLC and Pharmacia Corporation (as in effect on the Closing Date)).

                     "Resale Services" shall have the meaning ascribed to such
                      ---------------
            term in the Transition Services Agreement.

                     "Retained Inventory" means Inventory that is a Transferred
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            Asset that is owned by the Seller, Solutia Canada Inc., Solutia
            Australia Pty. Ltd., Solutia (Thailand) Ltd. or Solutia South Africa (Pty.) Ltd as of the Closing Time and is located in the jurisdiction of organization of such Person.

         7. SECTION 2.1.
            -----------

               (a) The first paragraph of Section 2.l of the Purchase Agreement is hereby amended and restated in its entirety as follows:


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                     Section 2.1 Purchase and Sale of Assets. Pursuant to
                                 ---------------------------
            Sections 363 and 365 of the Bankruptcy Code, the Sale Order and any other orders of the Bankruptcy Court pertaining to the Transactions (provided that such Orders conform to the
                          --------
            provisions of this Agreement and the Lease and Operating Agreement), upon the terms and subject to the conditions of this Agreement, at the Closing, the Seller shall, and shall cause its applicable Affiliates to, sell, assign, transfer, convey and deliver to the Buyer (or such of its Affiliates as the Buyer may direct), free and clear of all Encumbrances (other than Permitted Encumbrances), all of the Seller's and such Affiliates' rights, title and interest as of the Closing Time in and to the Transferred Assets (other than the Retained Inventory) and the Buyer shall (or shall procure that its relevant Affiliates shall) (i) purchase, acquire, accept and pay for the Transferred Assets (other than the Retained Inventory, except as provided in Section 2.1(ii)), (ii) pay for the Retained Inventory as if title thereto were being transferred on the Closing Date and (iii) assume the Assumed Liabilities. "Transferred Assets" shall mean the rights, title and interest
             ------------------
            of the Seller and its Affiliates in and to the assets, buildings, properties and rights (wherever located, including in transit to the Seller and its Affiliates), whether tangible or intangible, used or held for use (except for assets described in Section 2.1(k) and Section 2.1(l)) exclusively in the Business (other than the Excluded Assets), as they exist at the Closing Time, as set forth below:

               (b) Section 2.1 of the Purchase Agreement is hereby further amended by adding the following language at the end of Section 2.1:

            Notwithstanding the foregoing, the GE Lease shall be deemed sold, transferred and assigned to Thermphos USA Corp., after the Closing Time, without further action by any of the parties to this Agreement or to the GE Lease upon entry of the Stipulation and Order Resolving the Objection of General Electric Railcar Services to the Proposed Assumption and Assignment of Certain Executory Contracts by Solutia Inc. and Determining the Cure Amount by the Bankruptcy Court.

         8. SECTION 2.1(i). Section 2.1(i) of the Purchase Agreement is hereby
            --------------
amended and restated in its entirety to read as follows:

                     (i) all credits, prepaid expenses, security
            deposits and all prepayments or deposits, in each case in respect of orders or product to be shipped after the Closing, and in each case to the extent relating exclusively to the Business;

         9. SECTION 2.8. Sections 2.8(b), (c) and (d) of the Purchase
            -----------
Agreement are hereby amended and restated in its entirety as follows:

               (b) Final Inventory Value Adjustment/P4 Amount.
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                     (i) Within sixty (60) days following the Closing
            Date, the Seller shall deliver to the Buyer the Final Inventory Value Statement and a statement showing the calculation of an amount equal to the amount of the balance of the P4 Working Fund as of the Closing Time (such amount, the "P4 Amount" and such statement, the "P4 Statement"). The
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            Final Inventory Value Statement shall be prepared in a
            manner consistent with the Accounting Principles. The Seller shall derive the Final Inventory Value from the Final Inventory Value Statement, and shall deliver such calculation together with the Final Inventory Value Statement to the Buyer. The Buyer shall cause its employees and employees of the Business to assist the Seller and its Representatives in the preparation of the Final Inventory Value Statement and the P4 Statement and shall provide the Seller and its Representatives reasonable access, during normal business hours and upon reasonable prior notice, to the personnel, properties, books and records of the Buyer.

                     (ii) After receipt of the Final Inventory Value
            Statement and the P4 Statement, the Buyer shall have thirty
            (30) days to review the Final Inventory Value Statement and the P4 Statement. The Seller shall cooperate with the Buyer and its Representatives to provide them with any information used in preparing the Final Inventory Value Statement and the P4 Statement reasonably requested by the Buyer and its Representatives and reasonably available to the Seller. The Final Inventory Value Statement and the P4 Statement shall become final and binding on the thirtieth (30th) day following the delivery thereof, unless prior to the end of such period, the Buyer delivers to the Seller a written notice of its disagreement ("Notice of Disagreement")
                                         ----------------------
            specifying the nature and amount of any disputed item and accompanied by a certificate of the Buyer's auditors stating that they concur with each of the positions taken by the Buyer in the Notice of Disagreement. The Buyer shall be deemed to have agreed with all items and amounts in the Final Inventory Value Statement and the P4 Statement not specifically identified as a disputed item in the Notice of Disagreement, and such undisputed items shall be deemed final and binding and shall not be subject to review in accordance with Section 2.8(c). Any Notice of Disagreement may reference only disagreements based on mathematical errors or based on amounts reflected on the Final Inventory Value Statement or the P4 Statement not being calculated in accordance with the Accounting Principles.

               (c) Resolution of Notice of Disagreement. During
                   ------------------------------------
            the twenty (20) Business Day period following delivery of a Notice of Disagreement by the Buyer to the Seller, the Parties in good faith shall seek to resolve in writing any differences that they may have with respect to the disputed items specified therein (the "Disputed Items"). During such
                                          --------------
            twenty (20) Business Day period, the Buyer shall cooperate with the Seller and its Representatives to provide them with any information used in preparing the Notice of Disagreement reasonably requested by the Seller or its Representatives and reasonably available to the Buyer. Any Disputed Items resolved in writing between the Buyer and the Seller within such twenty (20) Business Day period shall be final and binding with respect to such items, and if the Seller and the Buyer agree in writing on the resolution of each


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            Disputed Item and the amount of the Final Inventory Value
            and the P4 Amount, the amount so determined shall be final and binding on the Parties for all purposes hereunder. If the Seller and the Buyer have not resolved all such differences by the end of such twenty (20) Business Day period, the Seller and the Buyer shall jointly submit, in writing, to a mutually acceptable internationally recognized independent public accounting firm (the "Independent
                                                     -----------
            Accounting Firm"), all Disputed Items remaining in dispute.
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            The Parties shall deliver to the Independent Accounting Firm a written brief from each Party detailing its views as to
            the correct nature and amount of each Disputed Item
            remaining in dispute and the amount of the Final Inventory Value and/or the P4 Amount, as the case may be. The Independent Accounting Firm shall make a written determination as to each such Disputed Item and the amount of the Final Inventory Value and/or the P4 Amount, as the case may be, which determination shall be final and binding on the Parties for all purposes hereunder. The determination of the Independent Accounting Firm shall be accompanied by a certificate of the Independent Accounting Firm that it reached such determination in accordance with the provisions of this Section 2.8. The Independent Accounting Firm shall be Ernst & Young LLP or, if such firm is unable or unwilling to act, such other internationally recognized independent public accounting firm as shall be agreed in writing by the Seller and the Buyer. The Seller and the Buyer shall use their respective commercially reasonable efforts to cause the Independent Accounting Firm to render a written decision resolving the matters submitted to it within twenty (20) Business Days following the submission thereof. The Independent Accounting Firm shall be authorized to resolve only those Disputed Items remaining in dispute between the Parties in accordance with the provisions of this Section
            2.8 within the range of the difference between the Buyer's position with respect thereto and the Seller's position with respect thereto. Judgment may be entered upon the written determination of the Independent Accounting Firm in any court referred to in Section 10.9. The costs of any dispute resolution pursuant to this Section 2.8(c), including the fees and expenses of the Independent Accounting Firm and of any enforcement of the determination thereof, shall be borne by the Parties in inverse proportion as they may prevail on the matters resolved by the Independent Accounting Firm, which proportionate allocation shall be calculated on an aggregate basis based on the relative values of the amounts in dispute and shall be determined by the Independent Accounting Firm at the time the determination of such firm is rendered on the merits of the matters submitted. The fees and disbursements of the Representatives of each Party incurred in connection with the preparation or review by such Representatives of the Final Inventory Statement, the
            P4 Statement and preparation or review of any Notice of Disagreement, as applicable, shall be borne by such Party. The Parties agree that all information, documents and other materials prepared or disclosed by a Party (the "Disclosing
                                                             ----------
            Party") in connection with the processes described in this
            -----
            Section 2.8 will be exchanged as part of an offer of compromise and shall not be used (or requested to be provided, whether through discovery or otherwise) by the other Party in connection with any proceeding by such other Party or any of its Affiliates against the Disclosing Party or any of its


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            Affiliates, including any proceedings pursuant to Article VIII.

               (d) Final Settlement. Within three (3) Business Days after
                   ----------------
            the later of (A) the final determination of the Final Inventory Value and (B) the final determination of the P4 Amount pursuant to the provisions of this Section 2.8,

                     (i) the following amounts, if any, shall be paid by
            wire transfer of US Dollars in immediately available funds to such account or accounts as may be designated in writing by the Party entitled to such payment at least five (5) Business Days prior to such payment date:

                              (A) if the Final Inventory Adjustment
                     Amount is positive, the Buyer shall pay to the Seller an amount equal to the Final Inventory Adjustment Amount;

                              (B) if the Final Inventory Adjustment
                     Amount is negative, the Seller shall pay to the Buyer an amount equal to the absolute value of the Final Inventory Adjustment Amount; and

                     (ii) the Buyer shall pay to the Seller the amount
            equal to the P4 Amount as set forth on the final P4
            Statement.

        10. SECTION 3.3. Section 3.3 of the Purchase Agreement is hereby
            -----------
amended by adding the following new Section 3.3(c) after Section 3.3(b):

               (c) Notwithstanding any provision to the contrary in this
            Section 3.3, no representations or warranties are provided pursuant to this Section 3.3 (other than Section 3.3(a)(i)) with respect to the Resale Services or any Local Transition Agreement executed in connection therewith.

        11. SECTION 5.6. A new Section 5.6(a)(v) is hereby added to the
            -----------
Purchase Agreement to read as follows:


                     (v) Business Employees in the United States.
                         ---------------------------------------
            Notwithstanding any other provision of this Agreement to the contrary, Business Employees in the United States shall not become Transferred Employees until the end of the "Leasing Period" (as defined in the Transition Services Agreement); provided, however, that the Buyer and its Affiliates shall be responsible for all Losses incurred with respect to any such Business Employee that would be the Buyer's responsibility under this Section 5.6 if the Business Employee had become a Transferred Employee effective on the Closing Date.

        12. SECTION 5.8. Section 5.8 of the Purchase Agreement is hereby
            -----------
amended by adding the following new Section 5.8(d) after Section 5.8(c):

               (d) Notwithstanding any provision to the contrary in this
            Agreement, (i) neither the Seller nor its Affiliates shall have any obligation to


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            obtain any consent, authorization, qualification, order, approval or waiver from any Governmental Authority or any other Person in connection with the Resale Services or any Local Transition Agreement executed in connection therewith and (ii) the Sellers and its Affiliates shall be indemnified by the Buyer against any liabilities related thereto not caused by willful misconduct of the Sellers and their Affiliates).

        13. SECTION 5.12. Section 5.12(a) of the Purchase Agreement is hereby
            ------------
amended by deleting the words "After the Closing" and replacing such words with the words "Except as set forth in Section 3 of the Transition Services Agreement, after the Closing".

        14. SECTIONS 5.25
            -------------

                     Section 5.25 Certain Warehousing Agreements. As
                                  ------------------------------
            promptly as possible after the Closing Date, the Buyer shall
            (i) use commercially reasonable efforts to enter into (or cause its Affiliates to enter into) agreements with counterparties to agreements listed on Schedule 5.25 hereto (such agreements, the "Warehousing Agreements") with respect
                                   ----------------------
            to the Business and (ii) cooperate with the Seller in obtaining releases of the obligations of the Seller and its Affiliates under such Warehousing Agreements to the extent such obligations relate to the Business and arise from and after the time the Buyer or one of its Affiliates enters into a new agreement with the relevant counterparty.

        15. SCHEDULE 5.26. The Purchase Agreement is hereby amended by
            -------------
adding Schedule 5.26 (Warehouse Agreements) after Schedule 5.1 to the Purchase Agreement in the form of Annex A hereto.

        16. EFFECT ON PURCHASE AGREEMENT.
            ----------------------------

                              (a) On and after the date hereof, each
            reference in the Purchase Agreement to "this Agreement", "herein", "hereof" or words of similar import shall mean and be a reference to the Purchase Agreement as amended hereby.

                              (b) Except as specifically amended by this
            Amendment, the Purchase Agreement shall remain in full force and effect and the Purchase Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

        17. GOVERNING LAW. This Amendment and all disputes or
            -------------
controversies arising out of or relating to this Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.

        18. EFFECTIVENESS; COUNTERPARTS. This Amendment may be executed in
            ---------------------------
two or more counterparts, all of which shall be considered one and the same instrument and shall become effective, as of the date of the Purchase Agreement, when one or more counterparts have been signed by each of the undersigned and delivered to the other undersigned.


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        19. FACSIMILE SIGNATURE. This Agreement may be executed by
            -------------------
facsimile signature and a facsimile signature shall constitute an original for all purposes.

        20. HEADINGS. The headings contained in this Amendment are for
            --------
convenience of reference purposes only and shall not affect in any way the meaning or interpretation of the Purchase Agreement or this Amendment.

                           [Signature Pages Follow]



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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

                                      SOLUTIA INC.


                                      By: /s/ David P. McCool
                                          -------------------
                                      Name: David P. McCool
                                      Title: Vice President and Deputy General
                                      Counsel



                                      THERMPHOS TRADING GMBH


                                      By: /s/ Henk Capello
                                          ----------------
                                      Name: Henk Capello
                                      Title: Director


                                      By: /s/ Carlos Galeano
                                          ------------------
                                      Name: Carlos Galeano
                                      Title: Director

Acknowledged and agreed:

THERMPHOS INTERNATIONAL B.V.

By: /s/ Henk Capello
    ----------------
Name: Henk Capello
Title: Director


By: /s/ Carlos Galeano
    ------------------
Name: Carlos Galeano
Title: Director